UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  August 16, 2011
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Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On August 16, 2011, Dell Inc. (“Dell”) issued a press release announcing its financial results for its fiscal quarter ended July 29, 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.

To supplement Dell’s condensed consolidated financial statements presented on the basis of accounting principles generally accepted in the United States of America (“GAAP”) which are furnished in Exhibit 99.1 to this report, Dell has presented information about non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP earnings per share (collectively, the “non-GAAP financial measures”), which are not measurements of financial performance under GAAP. A reconciliation of each historical non-GAAP financial measure to the most comparable GAAP financial measure for Dell’s fiscal quarter ended July 29, 2011 and certain prior fiscal periods is included in the tables set forth under the heading “Reconciliation of Non-GAAP Financial Measures” in Exhibit 99.1. In addition, a discussion of Dell management’s reasons for including the non-GAAP financial measures, the material limitations associated with the use of the non-GAAP financial measures, and the manner in which Dell management compensates for those limitations is included under “Use of Non-GAAP Financial Measures” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for net income, operating income, gross margin, operating expenses, and earnings per share prepared in accordance with GAAP.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 — Financial Statements and Exhibits.

Dell herewith furnishes the following document as an exhibit to this report:

(d)  Exhibits

Exhibit Number	Description
99.1	Press release issued by Dell Inc., dated August 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date:	August 16, 2011	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Dell Inc., dated August 16, 2011